Chimerix Corporate Presentation December 10, 2024

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements include those relating to, among other things, the possible regulatory path forward for dordaviprone, including the potential to seek accelerated approval, priority review, rare pediatric disease priority review vouchers and approval for marketing authorization; timing and consequences of a new drug application (NDA) submission to FDA; FDA’s acceptance for filings; the timeline of related discussions with the FDA; the initial Prescription Drug User Fee Act (PDUFA) timing; the ability of dordaviprone to attain significant market acceptance among disease experts, patient advocates and their parents; the expected impact of dordaviprone on patients; expectations regarding interim OS data from the ACTION study; expectations regarding completion of enrollment and assessment of responses in the ONC206 dose escalation trials; the characteristics and development of our product candidates; our ability to successfully commercialize our current and future product candidates; the potential for royalty and milestone revenue from strategic collaborations; and projections regarding the potential market opportunity; funding and timing of future data readouts for our products. Among the factors and risks that could cause actual results to differ materially from those indicated in the forward-looking statements are risks related to the ability to obtain and maintain accelerated approval, a priority review, rare pediatric disease priority review vouchers, and approval for marketing authorization; uncertainty on the response of regulators to including additional supportive data to be submitted in the NDA filing, including RANO 2.0 assessments, and uncertainty with respect to the initial potential PDUFA timing; risks related to the timing, completion and outcome of the Phase 3 ACTION study of dordaviprone; risks associated with repeating positive results obtained in prior preclinical or clinical studies in future studies; risks related to the clinical development of ONC206; risks associated with the potential market opportunity, funding and timing of future data readouts for our products; and additional risks set forth in the Company's filings with the Securities and Exchange Commission. These forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

3 Investment Highlights and Key Catalysts Dordaviprone U.S. NDA submission planned for Dec ‘24, potential U.S. accelerated approval in 2025  No approved therapies currently in recurrent H3 K27M diffuse glioma, an invariably lethal Grade 4 glioma (World Health Org)  Total addressable market exceeds $1Bn in U.S. (U.S. incidence >2,000 patients, ultra-orphan drug pricing)  Patent protection thru 2037 (potential additional U.S. patent term extension)  Front-line Ph 3 trial (ACTION study) substantial enrollment, active in >150 sites and 17 countries  Application for Rare Pediatric Disease Priority Review Voucher (PRV) to be included in upcoming NDA ONC206 Recommended Phase 2 dose expected early 2025  Pharmacokinetic data from dose escalation studies demonstrate dose proportionate exposure  No unexpected safety events and no dose limiting toxicities to date  Exhibits monotherapy activity in multiple non-clinical CNS models as well as tumors outside the CNS $152 million in capital to fund operations as of September 30, 2024 Positioned to accelerate growth from internal and/or external innovation  Robust business development search and evaluation process Planned NDA submission in December 2024 Potential accelerated approval in Q3 2025 Imipridone pipeline progressing

Deep Pipeline Across All Development Stages



Program
Preclinical
Phase 1
Phase 2
Registrational
Regulatory Approval
Dordaviprone (ONC201)
Recurrent H3 K27M-mutant diffuse glioma
Front line (ACTION study) H3 K27M-mutant diffuse glioma
IITs- multiple oncology studies
ONC206
Central Nervous System tumors
Other solid tumors
ONC212
IND-enabling studies
CMX521
Novel coronaviruses
TEMBEXA® transacted with Emergent BioSolutions
Smallpox (orphan drug designation)

4

Dordaviprone: H3 K27M-mutant diffuse glioma

About H3 K27M-mutant Diffuse Glioma

- **Highly aggressive** and classified as WHO Grade 4
- U.S. incidence >2,000 - most frequently occurs in **children and young adults**[1]
- **Surgical resection limited** due to location
- Effective treatment limited to radiotherapy, invariably recurs
- **No approved therapies** for H3 K27M-mutant glioma currently
- Median overall survival approximately 1 year[2] from diagnosis and 5.1 months[3] from recurrence

H3 K27M-mutant Patients by Tumor Location (rate of positivity)[4]


Non-midline (~2%)
Thalamic (52%)
Ventricle (71%)
Pineal (20%)
Pons (75%)
Cerebellum (22%)
Spinal cord (49%)
Brainstem (excluding pons) (50%)

[1] ZS Associates, ONC201 Opportunity Assessment – Epidemiology Assumptions, October 31, 2024
[2] Vuong et al, Frontiers in Oncology March 2022.
[3] Company-sponsored natural disease history study. Median OS was 5.1 months for the subset of patients with H3 K27M-mutant diffuse glioma excluding DIPG, CSF dissemination, spinal or leptomeningeal disease (N=12)
[4] see slide 18 for supporting references

6

7 Recent program milestones include: • Substantial enrollment of the Phase 3 ACTION study • 50-patient primary efficacy analysis using multiple response criteria, including the most recently established response criteria for glioma, Response Assessment in Neuro Oncology (RANO) 2.0 • Responders had consistent findings in other measures of clinical benefit, including reduction in corticosteroid dose, improvement in performance status, and longer survival • Additional clinical data sets and patient narratives supportive of the primary efficacy analysis observed to date • Clinical and nonclinical demonstration that dordaviprone reverses the central hallmark of H3 K27M- mutant diffuse glioma: H3 K27 trimethyl loss • A comprehensive safety database of glioma patients treated with dordaviprone which supports a favorable benefit/risk profile observed to date • Comprehensive clinical pharmacology and Chemistry, manufacturing, and controls (CMC) studies We Believe Extensive Program Progress Supports New Drug Application Seeking U.S. FDA Accelerated Approval

8 Objective • To evaluate monotherapy efficacy of dordaviprone in recurrent H3 K27M-mutant diffuse midline glioma by dual-reader blinded independent central review (BICR) in first 50 subjects who meet the following eligibility criteria agreed to with U.S. FDA Eligibility • Age ≥2yo and received dordaviprone under studies ONC006, ONC013, ONC014, ONC016, or ONC018 • Diffuse glioma with a known H3K27M mutation and involvement of a midline structure of the brain • Progressive and measurable disease on contrast-enhanced brain MRI by RANO-High Grade Glioma (HGG) criteria • Prior therapy with at least radiation • Washouts prior to first dordaviprone dose: - Radiation: 90 days - Temozolomide: 23 days / Antibodies (e.g., bevacizumab): 42 days / Other anticancer therapies: 28 days • Baseline Performance Status ≥60 • Corticosteroids stable or decreasing for at least 3 days prior to baseline scan • Excluded: DIPG, primary spinal tumors, atypical and non-astrocytic hist., leptomeningeal spread, CSF dissemination Eligibility for Primary Efficacy Analysis Aligned With FDA

Primary Efficacy Analysis in Recurrent H3 K27M-mutant DMG by dual reader BICR

n=50	RANO 2.0	RANO-HGG	RANO-LGG
Objective Response Rate, n (%) [95% CI]	**14 (28.0) [16.2-42.5]**	**10 (20.0) [10.0-33.7]**	**13 (26.0) [14.6-40.3]**
Complete Response	0	1 (2.0)	0
Partial Response	10 (20.0)	9 (18.0)	6 (12.0)
Minor Response	4 (8.0)	NA	7 (14.0)
Stable Disease	6 (12.0)[1]	10 (20.0)	8 (16.0)
Not Evaluable	11 (22.0)	8 (16.0)[2]	11 (22.0)[3]
Progressive Disease	15 (30.0)	18 (36.0)	14 (28.0)
Not Applicable	4 (8.0)	4 (8.0)	4 (8.0)
Disease Control Rate, n (%) [95% CI]	20 (40.0) [26.4-54.8]	20 (40.0) [26.4-54.8]	21 (42.0) [28.2-56.8]
Median Time to Response, months [range]	4.6 [1.6-15.9]	8.3 [1.9-15.9]	3.6 [1.6-17.8]
Median Duration of Response, months, [95% CI]	10.4 [7.4-15.4]	11.2 [3.8-NR]	10.4 [3.6-12.7]
Overall Survival, months, median [95% CI]		14.0 [8.0-26.1]	
12-month survival estimate, [95% CI]		57.5% [41.7-70.5]	
24-month survival estimate, [95% CI]		37.6% [23.2-51.9]	

1.Includes one patient with unconfirmed response by RANO 2.0.
2.Five overall radiographic SD accompanied by increase in corticosteroids; three overall radiographic PD accompanied by decrease in corticosteroids.
3.Eight overall radiographic SD accompanied by increase in corticosteroids; three overall radiographic PD accompanied by decrease in corticosteroids.

9

Primary Efficacy Analysis ‘Heatmap’ Reflects RANO Responses Associated with Other Measures of Clinical Benefit

RANO 2.0 response as a time varying covariate was significantly associated with OS in a multivariate Cox Proportional Hazards model (HR [95% CI]: 0.22 [0.08 to 0.58]; p=0.0024)



Patients
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50
RANO 2.0[1]
RANO-HGG[1]
RANO-LGG[1]
PFS6[2]
PFS12[2]
PS Response[3]
Steroid response[4]
OS12[2]
OS24[2]

Legend

RANO[1]	Complete response	Partial response	Minor Response	Stable Disease	Not Evaluable	Progressive Disease	Not Applicable
PFS6 / PFS12 / OS12 / OS24[2]	Yes	No	Censored				
Performance Status Response[3]	Yes	No	Unevaluable				
Steroid Response[4]	Yes	No	Unevaluable				

[1]Best overall response by RANO criteria assessed by BICR. Not evaluable if PD with decreasing steroids or SD with increasing steroids. Not applicable if no post-baseline assessments.
[2]Progression free-survival ≥ 6 months / 12 months by RANO 2.0 criteria assessed by BICR; Overall survival ≥ 12 months / 24 months. Patients censored if not progressed/alive at last assessment/follow-up prior to cutoff.
[3]Performance status response defined as increase in KPS/LPS compared with baseline, while also having stable or reduced corticosteroid use. Increase must be confirmed at the next analysis timepoint. Patients with baseline KPS/LPS ≤80 were evaluable for this analysis.
[4]Corticosteroid response defined as ≥50% reduction in average daily steroid dose compared with baseline or reduction ≤2 mg with stable or improved KPS/LPS. Reduction must be confirmed at the next analysis timepoint. Corticosteroids were converted into a dexamethasone equivalent dose. Patients receiving ≥4mg dexamethasone at baseline were evaluable for this analysis.

10

11 * Change > 100%, PR=partial response, MR=minor response, SD=stable disease, NE=not evaluable, PD=progressive disease MRI type: T1 post-contrast1 MRI type: T2/FLAIR1 RANO 2.0 RANO 2.0 28% ORR by RANO 2.0 Evaluates Enhancing and Non-Enhancing Disease 1 50-patient primary efficacy analysis in recurrent H3 K27M-mutant DMG by dual-reader BICR: Chimerix internal analysis as of December 9, 2024 Reflects Only Enhancing Disease Includes Non-Enhancing Disease

12 Clinical Pharmacology Studies n=245 • Dordaviprone was well tolerated at various dose levels (125 mg to 750 mg). • The majority of treatment-related adverse events across the clinical pharmacology studies were Grade 1 (mild) and transient. • Most common treatment-related AEs were grade 1 nausea and dizziness. • Dordaviprone clinical pharmacology program includes: - Dose-escalation, food-effect, & formulation evaluation - Thorough QT Study - Drug-drug interaction (DDI) studies: Strong CYP3A4 inhibitor and Proton-pump inhibitor studies - Renal impairment study - Hepatic impairment study - Mass balance study - Formulation Bioequivalence studies Robust Dordaviprone Clinical Pharmacology and Safety Assessment Supported Favorable Benefit/Risk Profile Glioma Patient Studies Treatment-related Adverse Events in >5% 1. Based on available data from dordaviprone Investigator brochure, version 11, AEs are prior to initiation of other anticancer therapy Treatment-related Adverse Events, Integrated Safety Data Set, (N=422 glioma patients) 1 Related TEAEs All grades Grade > 3 Any Treatment-related AE 51.4% 9.7% Fatigue 18.5% 1.7% Nausea 14.5% 0 Vomiting 10.4% 0.9% Lymphocyte count decreased 8.1% 1.9% Headache 6.6% 0 ALT increased 6.4% 0.7% White blood cell count decreased 5.5% 0.2% Only 10 patients (2.4%) experienced a treatment-related AE that led to study drug modification or discontinuation.

13 Dordaviprone FDA Designations 1. Should the Company be awarded a Priority Review Voucher and thereafter sell such Priority Review Voucher to a third party, 50% of the net proceeds from such sale would be payable to the former security holders of Oncoceutics, Inc., pursuant the Agreement and Plan Merger, dated January 7, 2021. Rare Pediatric Disease Designation for treatment of H3 K27M mutant glioma - Upcoming NDA to include an application for a Rare Pediatric Disease Priority Review Voucher1 Orphan Drug Designation Fast Track Designation

Dordaviprone Phase 3 ACTION Study Summary

Pivotal Phase 3 ACTION Trial Design

Now enrolling, a randomized, double-blind, placebo-controlled, multicenter international study in 450 newly diagnosed diffuse glioma patients whose tumor harbors an H3 K27M-mutation

Key Patient Inclusion

- H3 K27M-mutant diffuse glioma[1]
- Radiation therapy recently completed
- KPS ≥ 70 at time of randomization
- Stable steroid dose
- No prior bevacizumab
- No temozolomide within three weeks

Treatment

Dordaviprone twice weekly (625mg ONC201 day 1 + day 2)

Dordaviprone weekly (625mg ONC201 day 1 + placebo day 2)

Placebo (Placebo day 1 + placebo day 2)

Endpoints

- Primary: Overall Survival
- PFS (alpha-allocated)
- Secondary: steroid response, performance status, QoL, neurologic function

1. Excludes DIPG and spinal tumors

15

We Believe the ACTION Study Design Provides Multiple Paths for Success

Interim data expected in third quarter of 2025

Independent comparisons for each dordaviprone arm versus control will be made at each timepoint

First OS[1] Interim

- ~164 events
- Success at HR[3]~0.52

PFS by RANO HGG[2]

- ~286 events
- Success at HR~0.68

Second OS Interim

- ~246 events
- Success at HR~0.64

Final OS

- ~327 events
- Success at HR~0.73

Powering assumptions 0.65 expected HR for OS and 0.60 expected HR for PFS

1. Overall Survival (OS)
2. Progression-free survival (PFS). PFS may provide valuable data for regulatory discussions.
3. Hazard Ratio

16

Dordaviprone Market Opportunity Assessment

18 (1) Ostrom QT, et al. Neuro Oncol. 2022;24(Suppl 5):v1-v95; (2) Patient numbers and percentages are estimates (weighted avg per sample size) derived from a review of the literature from (2012-2023): (Aihara K, et al. Neuro Oncol. 2014;16(1):140-6; Feng J, et al. Hum Pathol. 2015;46(11):1626-32; Solomon DA, et al. Brain Pathol. 2016;26(5):569-80;Ryall S, et al. Acta Neuropathol Commun. 2016;4(1):93; Aboian MS, et al. AJNR Am J Neuroradiol. 2017;38(4):795-800; Wang L, et al. Hum Pathol. 2018;78:89-96; Castel D, et al. Acta Neuropathol Commun. 2018;6(1):117; Karremann M, et al. Neuro Oncol. 2018;20(1):123-131; Aboian MS, et al. AJNR Am J Neuroradiol. 2019;40(11):1804-1810; Dorfer C, et al. Acta Neurochir (Wien). 2021;163(7):2025-2035; Sievers P, et al. Neuro Oncol. 2021;23(1):34-43; Mackay A, et al. Cancer Cell. 2017;32(4):520-537 e5; Huang T, et al. Oncotarget. 2018;9(98):37112-37124; Schreck KC, et al. J Neurooncol. 2019;143(1):87-93; Chiba K, et al. World Neurosurg. 2020;134:e530-e539; Mukasa A, et al. Neuro Oncol. 2014;16(Suppl 3):iii9-iii10; Castel D, et al. Acta Neuropathol. 2015;130(6):815-27; Khuong-Quang DA, et al. Acta Neuropathol. 2012;124(3):439-47; Roux A, et al. Neuro Oncol. 2020;22(8):1190-1202; Giagnacovo M, et al. Childs Nerv Syst. 2020;36(4):697-704; Wu G, et al. Nat Genet. 2014;46(5):444-450; Wu G, et al. Nat Genet. 2012;44(3):251-3; Taylor KR, et al. Nat Genet. 2014;46(5):457-461; Saratsis AM, et al. Acta Neuropathol. 2014;127(6):881-95; Erker C, et al. Neuro Oncol. 2022;24(1):141-152; Buczkowicz P, et al. Acta Neuropathol. 2014;128(4):573-81; Daoud EV, et al. J Neuropathol Exp Neurol. 2018;77(4):302-311; Chai RC, et al. Acta Neuropathol Commun. 2020;8(1):40; Yi S, et al. Neurosurgery. 2019;84(5):1072-1081; Gessi M, et al. Acta Neuropathol. 2015;130(3):435-7; Alvi MA, et al. Mod Pathol. 2019;32(9):1236-1243; Crotty EE, et al. J Neurooncol. 2020;148(3):607-617; Dono A, et al. J Clin Neurosci. 2020;82(Pt A):1-8; Akinduro OO, et al. J Neurosurg Spine. 2021;35(6):834-843; Nakata S, et al. Brain Tumor Pathol. 2017;34(3):113-119; Nomura M, et al. Acta Neuropathol. 2017;134(6):941-956; Eschbacher KL, et al. Am J Surg Pathol. 2021;45(8):1082-1090; D'Amico RS, et al. J Neurooncol. 2018;140(1):63-73; Korshunov A, et al. Acta Neuropathol. 2015;129(5):669-78; Aibaidula A, et al. Neuro Oncol. 2017;19(10):1327-1337.) (3) ZS Associates, ONC201 Opportunity Assessment – Epidemiology Assumptins, October 31, 2024 • ~40% of 4,000+ midline gliomas are expected to harbor the H3 K27M mutation2 • ~2% of 17,000+ non-midline gliomas are expected to harbor the H3 K27M mutation2 • Each year it is estimated that ~2,000 patients are affected by H3 K27M-mutant glioma in the U.S;3 ~5,000 patients in the top seven global markets (by extrapolation of the estimated US incidence rate to the top seven markets) • No approved therapies specifically for H3 K27M mutant glioma currently Thalamic 220 patients (52%) Pineal 40 patients (20%) Cerebellum 240 patients (22%) Brainstem (excluding pons) 270 patients (50%) Non-midline ~350 patients (~2%) Ventricle 250 patients (71%) Pons 290 patients (75%) Spinal cord 370 patients (49%) Approximately 21,000 gliomas reported in the U.S. each year, affecting all locations in the brain1 Estimated # of U.S. H3 K27M+ Patients by Tumor Location (rate of positivity)2

19 Commercial Platform Expected to be Ready for Launch by Q3 2025, if NDA is Granted Unmet Need Patient Advocacy Patient Services & Distribution Access & Pricing Functional Expertise • Commercial Operations • Analytics & Insights • Pricing & Access • Distribution & Services • Marketing • Sales • Ultra-Orphan pricing • Protected Class status • Payer Engagement • Third Party Logistics • Specialty Pharmacy • Industry leading patient services • Lethal condition with limited treatment options • Predominately affects children and young adults • >2,000 US patients         Work initiated • Collaborative engagements 

20 Specialized account teams embracing the patient community Focused efforts on concentrated centers of excellence and KOLs Optimized promotional effort throughout the neuro-oncology ecosystem Data-driven approach to drive investments and maximize effectiveness Scalable and flexible infrastructure to ensure long-term sustainability Launch Plan Will Be Enabled by a Focused and Agile Commercial Infrastructure Leveraging brand equity and deep expertise within the Neuro-oncology community 66 U.S. ACTION sites and 25 U.S. EAP sites Strong support and pre-launch engagement from Neuro-Oncology Centers of Excellence U.S. sites active as of December 9, 2024

Dordaviprone Mechanism of ActionDordaviprone Mechanism of Action

Dordaviprone Directly Engages ClpP and DRD2

Dordaviprone upregulates integrated stress response, inactivates Akt/ERK, and selectively induces tumor cell death


ONC201
DRD2
OXPHOS Proteins
ONC201
ClpP
ATF4
CHOP
ERK
AKT
INTEGRATED STRESS RESPONSE
RAS SIGNALLING PATHWAY
CELL DEATH PATHWAYS
CELL SURVIVAL SIGNALS
Mitochondria
Selective Killing of Cancer Cells

- Dordaviprone can selectively induce apoptosis in cancer cells by altering the activity of two protein targets[1]
- ClpP agonism
  - Dordaviprone modifies ClpP conformation to increase degradation of mitochondrial proteins important for metabolism, epigenetics, and cancer cell viability
- DRD2 antagonism
  - DRD2 is a G protein-coupled neuroreceptor that regulates Ras signaling
  - Dordaviprone antagonizes DRD2, inhibiting Ras signaling pathways

22

1. https://pubmed.ncbi.nlm.nih.gov/38386699/.
ClpP=caseinolytic protease P; OXPHOS=oxidative phosphorylation; DRD2=Dopamine receptor D2; ATF4=activating transcription factor 4; CHOP=C/EBP-homologous protein; ERK=extracellular-regulated kinase;

23 Dordaviprone Reverses Central Hallmark of H3 K27M-mutant Diffuse Glioma Mitochondrial effects of dordaviprone reverse H3 K27me3-loss Statistically significant H3 K27me3-loss reversal in dordaviprone-treated H3 K27M diffuse glioma patients https://aacrjournals.org/cancerdiscovery/article/13/11/2370/729854/Clinical-Efficacy-of-ONC201-in-H3K27M-Mutant Venneti S., et al

ONC206

25 • 10x higher in vitro potency relative to dordaviprone • Monotherapy efficacy data observed across multiple preclinical models of Central Nervous System (CNS) and non-CNS tumors • Tumor regression in patient-derived xenografts • Oral dose escalation trials with intensified dosing nearing completion in CNS cancers ONC206: Second Generation Oral Brain Penetrant ClpP Agonist + DRD2 Antagonist 1. PDB 6CM4 2. PDB 6DL7 DRD21 ClpP2 ONC206

26 0 100 200 300 400 500 600 700 800 900 1000 1100 1200 1 2 3 4 5 6 7 8 9 10 11 O N C 20 6 m g/ w ee k Dose level 50 m g BI D 15 0 m g Q D 10 0 m g BI D 15 0 m g BI D 20 0 m g BI D 3 Once weekly dosing 3 consecutive days dosing 3 ONC206 Ph 1 Dose Escalation in Unselected CNS Tumors Enrolling Final Cohort1,2 1. In partnership with Nation al Institutes of Health (NIH) 2. In partnership with Pacific Pediatric Neuro-Oncology Consortium (PNOC) 3. In adults only Recommended Phase 2 Dose Expected Early 2025 Broad Eligibility Criteria • Unselected CNS patients to accelerate collection of safety and PK data • Received prior therapies • Does not require response- evaluable disease • Late stage patients with no limit on prior recurrences

27 ONC206 Appears Well-Tolerated in Adult and Pediatric Patients to Date 1. Adverse Events evaluable for safety. Data extraction from Adult study and Pediatric study as of Dec 2, 2024; preliminary data Related AEs1 Integrated Data Set N=100 All grades Grade ≥ 3 Any Treatment-related AE 49% 2% Fatigue 21% 1% Vomiting 14% 0% Lymphocyte count decreased 9% 0% Headache 8% 0% Nausea 8% 0% White blood cell decrease 7% 0% Neutrophil count decreased 6% 0% Diarrhea 5% 0% ALT increased 5% 1% • Majority of treatment-related adverse events (TRAEs) are mild to moderate in severity • Most frequent TRAEs are fatigue, vomiting and lymphopenia • Occur in a minority of patients • Typical AEs in advanced CNS tumors • No substantial changes in the AE profile as a function of dose or frequency • Similar safety data observed in adults and pediatrics Data cutoff : 02Dec2024

28 50mg QW N=10 100mg QW N=11 150mg QW N=12 200mg QW N=18 250mg QW N=14 350 mg QW N=33 50mg BID; TIW N=9 150mg QD; TIW N=14 100mg BID; TIW N=6 150mg BID; TIW N=33 200mg BID; TIW Weekly Dosing Multi-day/ week dosing Weekly Dose 2 50 mg 100 mg 150 mg 200 mg 250 mg 350 mg 300 mg 450 mg 600 mg 900 mg 1200mg Treatment- related AE, all grades 60% 73% 58% 56% 57% 67% 44% 43% 17% 33% Grade 1 60% 45% 50% 39% 50% 67% 33% 36% 17% 33% Grade 2 30% 45% 42% 33% 43% 33% 11% 21% 0% 33% Grade 3 0% 9% 8% 0% 0% 0% 0% 0% 0% 0% Grade 4/5 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% ONC206 Dose Escalation and Intensification Appears Well-Tolerated to Date Majority of treatment related AEs1 are mild to moderate in severity with fatigue most common 1. Adverse Events. Data extraction from Adult study and Pediatric study as of 02Dec2024, preliminary data 2. Weight-based dosing utilized in pediatric patients <60 kg 3. Adults only Incidence of ONC206-Related AEs1 En ro lli ng

ONC206 Patient Exposures with Intensified Dosing Exceeded Exposures Associated with Nonclinical Efficacy

- ***Cmax*** exceeded IC50 in diverse CNS and non-CNS solid tumor cell lines[2]
- ***AUC*** exceeded plasma exposures in nonclinical solid tumor models demonstrating efficacy[3]
  - Favorable tumor/ tissue: plasma ratios in target organs of nonclinical models[4]
  - adrenals ~7x, uterus ~6x, lung ~6x, prostate ~4x, CNS ~2x
- Intensified dosing increased ***time above IC50*** to >24hr while being well-tolerated
- Continued dose escalation expected to further enhance duration of exposure to biologically active concentration

Relative PK Data from ongoing studies[1]

	Dose Level; Frequency	Weekly Dose (mg)	Cmax > IC50[2]	Weekly AUC > in vivo model[3]	Time above IC50[2]
Once- Weekly Dosing	**50 mg; QW**	**50**	0.8x	0.2x	0 hr
	150 mg; QW	**150**	>3x	0.6x	3 hr
	200 mg; QW	**200**	>7x	1.5x	7 hr
	350 mg; QW	**350**	>9x	2.4x	17 hr
Multi-day/ Week Dosing	**50 mg; BID/TIW**	**300**	0.8x	0.9x	0 hr
	150mg; QD/TIW	**450**	>4x	2.0x	19 hr
	100mg; BID/TIW	**600**	>2x	3.4x	28 hr
	150 mg; BID/TIW[5]	**900**	Pending		
	200 mg; BID/TIW	***1200***	*Open to enrollment*		

1. PK summary based on adult data; pediatric PK in DL 1-7 have been similar to adult
2. Average IC50 of 562 nM across 1088 cancer cell lines representing 25 tumor types
3. In vivo models include High-grade glioma (50 mg/kg QW), medulloblastoma (50 mg/kg BID TIW, 100 mg/kg and 120 mg/kg QW, 100 mg/kg BIW), endometrial (125 mg/kg QW, 100 mg/kg BIW), ovarian (125 mg/kg QW), TNBC (100 mg/kg BIW, 50 mg/kg BID TIW), hepatocellular (80 mg/kg BIW), cholangiocarcinoma (50 mg/kg QW) and SCLC (50 mg/kg BID TIW). Average AUC in positive nonclinical models ~5000 ng*hr/mL .
4. Mean AUC tissue:plasma ratio in single oral dose healthy mouse study
5. Adults only

29

ONC206 Mechanism of Action and Preclinical Efficacy

ONC206 Is a Second Generation Dual ClpP Agonist/DRD2 Antagonist

- ClpP and DRD2 are direct binding targets that **control mitochondrial and pro-survival functions**, respectively, in a range of human cancers
- ClpP agonism and DRD2 antagonism occurs at **nanomolar concentrations**
- **Anti-cancer activity** is dependent on ClpP and/or DRD2 depending on tumor type
- Downstream effects of engaging ClpP/DRD2 in vitro and in vivo include
  - altered mitochondrial metabolism
  - integrated stress response
  - MYC expression
  - Akt/ERK signaling
  - apoptosis

ClpP

ClpP catalytic activity is stimulated by ONC206[1]



% Activity
450
400
350
300
250
200
150
100
50
-2.5 -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 2.0
ONC206 log[μM]
EC_{50} = 0.31 μM

ClpP-dependent in vitro activity of ONC206 in T98G high grade glioma cells[1]



T98G-NTC
T98G-ClpP KO
% of control
150
100
50
0
0.001 0.01 0.1 1 10 100
ONC206 (μM)

DRD2

DRD2 signaling is inhibited by ONC206 [2]



Arrestin reporter signal (RLU)
250000
200000
150000
100000
50000
0
0 nM
0.1 nM
0.5 nM
1 μM
10 μM
EC50 125.2 nM
Dopamine (M)

DRD2-dependent in vitro activity of ONC206 in endometrial cancer ARK2 cells [3]



Control-KO
DRD2-KO
Relative survival
1.5
1.0
0.5
0.0
-2 -1 0 1 2
Log10 conc. of ONC206 (uM)

31

1. Maranto et al, AACR Brain Cancer Conference 2023
2. Prabhu et al, AACR 2020
3. Hu et al, Cancers 2020;

32 • Nanomolar activity across CNS tumors, including HGG, medulloblastoma and meningioma • In vitro and in vivo data demonstrates enhanced efficacy data with increasing dose and sustained exposure • Tumor regression and survival extension in transgenic and patient-derived medulloblastoma models ONC206 Exhibits Monotherapy Activity in Multiple CNS Cancer Models 1. Jung et al, SNO 2017 2. Maranto et al, AACR Brain Cancer Conference 2023 3. Tzaridis et al, AACR 2024 Transgenic SHH (SmoA1) Medulloblastoma Model3High-grade glioma SF8628 cells2Patient-derived high-grade glioma cultures1 Nanomolar IC50 Efficacy data enhanced with duration Efficacy enhanced with dose (hr)

Monotherapy Results & Tolerability of ONC206 in Several Non-CNS Solid Tumors

pheochromocytoma, triple-negative breast (TNBC)[2], endometrial[3], cholangiocarcinoma[1], ovarian[4], hepatocellular cancer[5], small cell lung cancer

- Broadly active across 1088 cancer cell lines representing 25 tumor types with an average IC50 of 562 nM [1]
- In vivo results improved with dose intensification in chemo-refractory TNBC, including tumor regressions[2]
- Improved results relative to dordaviprone in endometrial cancer[3]

Tumor Regressions with Increased Dose Frequency



BCM2665 Human TNBC PDX[2]
% Tumor volume
400
300
200
100
0
Untreated
ONC206 (PO, QW, 100mg/kg)
ONC206 (PO, BIW, 100mg/kg)
ONC206 (PO, BID TIW, 50 mg/kg)
0
7
14
21
28
Days after starting treatment

Enhanced in vivo results



ARK1 Human Endometrial Cancer Xenograft
(ONC201/ONC206 100mg/kg BIW; 6 wks)[3]
PBS
ONC201
ONC206
Luminescence
30000
25000
20000
15000
10000
5000
Counts

Enhanced in vitro results in PCPG cell lines



hPheo cell lines
% of control
150
100
50
0
hPheo1-ONC201
PC12-ONC201
hPheo1-ONC206
PC12-ONC206
0.01
0.1
1
10
100
1,000
ONC201/ONC206 (μM)

1. Prabhu et al, AACR 2020
2. Baek et al, SABCS 2023
3. Hu et al, Cancers 2020
4. Tucker et al, American Journal of Cancer Research, 2022
5. Cao et al, Neoplasia 2024

33

34 1. Rapidly Emerging Antiviral Drug Development Initiative Ongoing Pipeline Development • ONC212 GPR132 + ClpP agonist - GLP-tox studies complete, potential to advance to IND, work performed with support from academic grants - Preclinical studies are ongoing to evaluate additional oncology indications and predictive biomarkers for ONC212 for clinical development • CMX521 broad spectrum coronavirus preclinical activity - Developed thru Phase 1 in norovirus - Monotherapy efficacy in mouse-adapted SARS-CoV-2- MA10 model across multiple endpoints - $2m grant to fund research collaboration with University of North Carolina/READDI1

Corporate Update

36 Potential for Imipridones Beyond Brain Tumors Results of Phase II Study of dordaviprone (ONC201) in Neuroendocrine Tumors at the Cleveland Clinic1 5/14 patients treated > 1 year 11/14 patients experienced tumor regression 1. https://aacrjournals.org/clincancerres/article/28/9/1773/694456/Phase-II-Study-of-ONC201-in-Neuroendocrine-Tumors • Single agent responses in Pheochromocytoma and Paraganglioma (PCPG): adrenal-related tumors with high malignant DRD2 expression • Investigator initiated trial at Cleveland Clinic in a heavily refractory and pretreated patient population (n=14) • Superior tolerability and administration profiles relative to SOC therapies

37 TEMBEXA is an internally-developed anti-viral program approved by FDA in 2021 and divested to Emergent in an asset sale agreement in 2022. Emergent BioSolutions is an experienced biodefense company collaborating with government agencies to protect public health Terms summary: • $238 million received upfront at closing in Q3 2022 • Up to an additional $124 million in potential BARDA procurement milestones • 20% royalty on future U.S. gross profit with volumes above 1.7 million courses of therapy • 15% royalty of all international gross profit • Up to an additional $12.5 million in development milestones TEMBEXA® Deal Term Summary

38 Investment Highlights and Key Catalysts Dordaviprone U.S. NDA submission planned for Dec ‘24, potential U.S. accelerated approval in 2025  No approved therapies currently in recurrent H3 K27M diffuse glioma, an invariably lethal Grade 4 glioma (World Health Org)  Total addressable market exceeds $1Bn in U.S. (U.S. incidence >2,000 patients, ultra-orphan drug pricing)  Patent protection thru 2037 (potential additional U.S. patent term extension)  Front-line Ph 3 trial (ACTION study) substantial enrollment, active in >150 sites and 17 countries  Application for Rare Pediatric Disease Priority Review Voucher (PRV) to be included in upcoming NDA ONC206 Recommended Phase 2 dose expected early 2025  Pharmacokinetic data from dose escalation studies demonstrate dose proportionate exposure  No unexpected safety events and no dose limiting toxicities to date  Exhibits monotherapy activity in multiple non-clinical CNS models as well as tumors outside the CNS $152 million in capital to fund operations as of September 30, 2024 Positioned to accelerate growth from internal and/or external innovation  Robust business development search and evaluation process Planned NDA submission in December 2024 Potential accelerated approval in Q3 2025 Imipridone pipeline progressing

Chimerix Corporate Presentation